SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)

Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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2)

Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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[KCM Letterhead]

KCM Macro Trends Fund – Proxy: Please Vote For

Dear Contact First Name,

As a shareholder of the KCM Macro Trends Fund, you should have recently received a Notice of Voting Meeting and related Proxy Statement from Charles Schwab, or other account custodian. We're asking you to vote "For" the Proxy proposal, which approves a new Investment Advisory Agreement authorizing us (Kerns Capital Management) to continue to serve as the fund's investment advisor. Voting takes just a few minutes.

As you may recall from recent communications, I recently purchased a substantial interest in Kerns Capital Management, Inc. from my father, Lane Kerns. Under the Investment Company Act of 1940, there is deemed to be a "change in control" of the Advisor when an owner reduces his interest to less than 25%, which has occurred. This change in control requires that a majority of the fund's shareholders vote to approve a new Investment Advisory Agreement on behalf of Kerns Capital Management, Inc.

The Board of Trustees of the Northern Lights Fund Trust ("the Board"), of which our fund is a member, is also recommending that you vote "For" the proposed advisory agreement, which is attached to the Proxy. In support of its recommendation, the Board makes several points, including:

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No fee increase is requested;

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The fund has outperformed its Morningstar category and peer group averages for both 1 year and since inception;

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The fund is in the top 10% of its Morningstar Category for the year (it is actually no. 1 as I write); and

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Our management fee and the fund's net expense ratio are lower than the Morningstar category averages.

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A copy of the Notice and Proxy Statement is available on line at http://www.proxyonline.us/docs/kcm.pdf.

Voting your Proxy is easy. You can do it in one of 4 ways:

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ON LINE. (Easiest and Fastest) Click on the first link (which includes the address proxyvote.com) in the May 5, 2013 email from Charles Schwb entitled "KCM MACRO TRENDS FUND Special Meeting", enter your PIN (last 4 digits of your social security number), then vote!

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MAIL. Vote and return the paper proxy you should have received in the mail.

3.

TELEPHONE. Call 1 (866) 416-0554 and provide the proxy voting representative with the TAG ID found on the bottom left of your Proxy Card.

4.

ATTEND. Attend the Meeting pursuant to the Notice of Special Meeting.

We thank you for your time and support. As always, please give us a call if you have any questions.

Marty Kerns

President/CEO